SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2003

Wells Real Estate Fund II

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

0-16518	58-1678709
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund II (the “Registrant”) hereby amends its Current Report on Form 8-K dated April 7, 2003 to provide the required pro forma financial statements relating to the sale of the Heritage Retail Center Property on April 7, 2003, as described in such Current Report.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund II

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2003	F-2

Pro Forma Statement of Loss for the year ended December 31, 2002	F-3

Pro Forma Statement of Loss for the three months ended March 31, 2003	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND II Registrant

By:	/s/ Leo F. Wells, III
Leo F. Wells, III, as General Partner and as President and sole Director of Wells Capital, Inc., General Partner

Date: May 30, 2003

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WELLS REAL ESTATE FUND II

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund II included in its annual report filed on Form 10-K for the year ended December 31, 2002 and quarterly report filed on Form 10-Q for the three months ended March 31, 2003.

The following unaudited pro forma balance sheet as of March 31, 2003 has been prepared to give effect to the disposition of the Heritage Retail Center Property by Fund I and Fund II Tucker, a joint venture partnership between Wells Real Estate Fund I and Fund II and Fund II-OW, as if the disposition occurred on March 31, 2003. Fund II and Fund II-OW is a joint venture partnership between Wells Real Estate Fund II and Wells Real Estate Fund II-OW. Wells Real Estate Fund II holds an interest of approximately 45.54% in Fund I and Fund II Tucker through its interest in Fund II and Fund II-OW.

The following unaudited pro forma statements of income (loss) for the year ended December 31, 2002 and the three months ended March 31, 2003 have been prepared to give effect to the disposition of the Heritage Retail Center Property as if the disposition occurred on January 1, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Heritage Retail Center Property been consummated as of the beginning of the periods presented.

WELLS REAL ESTATE FUND II

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2003

(Unaudited)

	Wells Real Estate Fund II (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in Joint Ventures	$14,615,587	$(1,323,838	)(b)	$13,291,749
Cash and cash equivalents	411,532	1,437,373	(c)	1,848,905
Due from Joint Ventures	3,097,501	0		3,097,501

Total assets	$18,124,620	$113,535		$18,238,155

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Partnership distributions payable	$8,135	$0		$8,135
Accounts payable	2,857	0		2,857

Total liabilities	10,992	0		10,992
Partners’ capital:
Limited partners:
Class A—108,572 units	18,113,628	113,535		18,227,163
Class B—30,221 units	0	0		0

Total partners’ capital	18,113,628	113,535		18,227,163

Total liabilities and partners’ capital	$18,124,620	$113,535		$18,238,155

(a)	Historical financial information has been obtained from Wells Real Estate Fund II’s quarterly report filed on Form 10-Q for the three months ended March 31, 2003.

(b)	Reflects Wells Real Estate Fund II’s investment in the joint venture which owned the Heritage Retail Center Property.

(c)	Reflects Wells Real Estate Fund II’s proportionate share of the Heritage Retail Center Property net sales proceeds.

WELLS REAL ESTATE FUND II

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF LOSS

FOR THE YEAR ENDED

DECEMBER 31, 2002

	Wells Real Estate Fund II (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in loss of Joint Ventures	$(1,093,364)	$(4,741	)(b)	$(1,098,105)
Interest and other income	9,108	0		9,108

NET LOSS	$(1,084,256)	$(4,741)		$(1,088,997)

NET LOSS ALLOCATED TO CLASS A LIMITED PARTNERS	$(1,084,256)	$(4,741)		$(1,088,997)

NET LOSS PER CLASS A LIMITED PARTNER UNIT	$(9.98)			$(10.03)

NET LOSS PER CLASS B LIMITED PARTNER UNIT	$(0.00)			$(0.00)

(a)	Historical financial information has been obtained from Wells Real Estate Fund II’s annual report filed on Form 10-K for 2002.

(b)	Reflects Wells Real Estate Fund II’s equity in income of Fund I and Fund II Tucker related to the Heritage Retail Center Property. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

WELLS REAL ESTATE FUND II

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF LOSS

FOR THE THREE MONTHS ENDED

MARCH 31, 2003

(Unaudited)

	Wells Real Estate Fund II (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in loss of Joint Ventures	$(106,278)	$(31,368	)(b)	$(137,646)
Interest and other income	47	0		47

NET LOSS	$(106,231)	$(31,368)		$(137,599)

NET LOSS ALLOCATED TO CLASS A LIMITED PARTNERS	$(106,231)	$(31,368)		$(137,599)

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0

NET LOSS PER CLASS A LIMITED PARTNER UNIT	$(0.98)			$(1.27)

NET LOSS PER CLASS B LIMITED PARTNER UNIT	$(0.00)			$(0.00)

(a)	Historical financial information has been obtained from Wells Real Estate Fund II’s quarterly report filed on Form 10-Q for the three months ended March 31, 2003.

(b)	Reflects Wells Real Estate Fund II’s equity in income of Fund I and Fund II Tucker related to the Heritage Retail Center Property. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

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